Note 9 - Property and Equipment	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about property, plant and equipment [abstract]
Property and Equipment

Note 9. Property and Equipment

Accounting Policies

Property and equipment, which include right-of-use assets arising from leases (see Note 13), are recognized at cost, less accumulated depreciation, and impairment losses. Depreciation is computed using the straight-line method over the estimated useful lives of the assets or the remaining lease term, whichever is shorter. Useful lives, residual values and the depreciation method are reviewed at each financial year-end and adjusted prospectively, if appropriate.

Property and equipment are tested for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs of disposal and value in use. For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash inflows which are largely independent of the cash inflows from other assets or groups of assets (“cash-generating units”). Value in use is calculated as the present value of estimated future cash flows, which are discounted to their present value using a discount rate that reflects current market assessments of the time value of money and the risks specific to the asset or cash-generating unit. Property and equipment that have suffered an impairment in prior periods are reviewed for possible reversal of the impairment at the end of each reporting period.

Reconciliation of the Carrying Amounts of Property and Equipment

	Office properties	Equipment	Leasehold improvements	Furniture and fixtures	Total
Net book value as of January 1, 2023	$6,308	$8,097	$127	$90	$14,623
Additions	1,829	6,356	—	44	8,229
Depreciation	(1,664)	(4,841)	(116)	(40)	(6,660)
Effect of movements in exchange rates	(131)	23	2	(10)	(116)
Net book value as of December 31, 2023	6,343	9,635	14	83	16,074
Additions	1,137	26,121	—	20	27,278
Depreciation	(1,838)	(7,034)	(14)	(34)	(8,921)
Effect of movements in exchange rates	(41)	(328)	—	(6)	(375)
Net book value as of December 31, 2024	$5,600	$28,393	$—	$65	$34,058

As of December 31, 2023:
Cost	$15,405	$36,753	$1,725	$859	$54,742
Accumulated depreciation and impairment	$(9,063)	$(27,118)	$(1,711)	$(776)	$(38,669)
As of December 31, 2024:
Cost	$16,517	$61,508	$1,710	$779	$80,514
Accumulated depreciation and impairment	$(10,916)	$(33,115)	$(1,710)	$(714)	$(46,456)

Additions to equipment in 2024 included an NVIDIA DGX SuperPOD to establish an AI data center cluster for Opera, with an acquisition cost of $19.1 million. See Note 13 for information about additions to right-of-use assets.

Depreciation

Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets, as follows:

• Office properties: Up to 7 years.

• Equipment: Up to 10 years, or term of lease contract.

• Leasehold improvements: Up to 6 years, or term of lease contract.

• Furniture and fixtures: Up to 5 years.

In the beginning of 2024, the estimates for useful lives of servers and network equipment were changed from five to six years due to continuous improvements in hardware, software, and data center designs. The effect of these changes was a reduction in depreciation expenses in 2024 of $1.0 million.